                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___ )


    Filed by the Registrant [X]

    Filed by a Party other than the Registrant [  ]

    Check the appropriate box:

    [   ] Preliminary Proxy Statement
    [   ] Confidential, for Use of the Commission Only
          (as permitted by Rule 14a-6(e)(2))

    [   ] Definitive Proxy Statement

    [ X ] Definitive Revised Materials

    [   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             YOUNG INNOVATIONS, INC.

                (Name of Registrant as Specified in Its Charter)


        (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

    Payment of Filing Fee (Check the appropriate box):

    [X] No Fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

     [   ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                             YOUNG INNOVATIONS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  To be held on
                                  May 10, 1999

TO THE SHAREHOLDERS:

    The Annual Meeting of Shareholders of Young Innovations, Inc. (the "Company") will be held in the Penthouse Ballroom of the Renaissance Hotel, 9801 Natural Bridge Road, Berkeley, Missouri 63134, on May 10, 1999, at 6:30 P.M., St. Louis time, for the following purposes:

        1. To elect eight Directors to serve until the Annual Meeting of Shareholders in 2000 or until their successors are duly elected and qualified;

        2. To consider and act upon ratification of the selection of Arthur Andersen LLP as independent accountants for 1999;

        3. To approve an amendment to the Company's 1997 Stock Option Plan to increase the number of shares of Common Stock available under the Stock Plan from 350,000 to 650,000; and

        4. To transact such other business as may properly come before the meeting.

    Only shareholders whose names appear of record at the Company's close of business on March 19, 1999 are entitled to receive notice of and to vote at the Annual Meeting or any adjournments thereof.

                                             By Order of the Board of Directors,

                                             Richard G. Richmond
                                             Secretary

April 2, 1999

Earth City, Missouri

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN AND RETURN THE
ENCLOSED PROXY CARD IN THE STAMPED AND ADDRESSED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. SHAREHOLDERS CAN HELP THE COMPANY AVOID UNNECESSARY EXPENSE AND DELAY BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. THE PRESENCE, IN PERSON OR BY PROPERLY EXECUTED PROXY, OF A MAJORITY OF THE COMMON STOCK OUTSTANDING ON THE RECORD DATE IS NECESSARY TO CONSTITUTE A QUORUM AT THE ANNUAL MEETING.

                             YOUNG INNOVATIONS, INC.
                           13705 Shoreline Court East
                           Earth City, Missouri 63045

                                 PROXY STATEMENT

                         Annual Meeting of Shareholders
                             to be held May 10, 1999

    This Proxy Statement is being furnished to the common shareholders of Young Innovations, Inc. (the "Company") on or about April 2, 1999 in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the annual meeting of shareholders (the "Annual Meeting") to be held on May 10, 1999 at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting, and at any adjournment or postponement of that meeting.

    Holders of shares of common stock, par value $0.01 per share ("Shares" or the "Common Stock"), of the Company at its close of business on March 19, 1999 (the "Record Date") will be entitled to receive notice of and vote at the Annual Meeting. On the Record Date, 6,722,796 shares of Common Stock were outstanding. Holders of Common Stock (the "Shareholders") are entitled to one vote per share of Common Stock they held of record on the Record Date on each matter that may properly come before the Annual Meeting.

    A plurality of the votes of Shareholders cast at the Annual Meeting is required for the election of each director. Ratification of the selection of independent accountants and for the approval of the amendment to the Company's 1997 Stock Option Plan require the affirmative vote of holders of a majority of the Shares voted on the proposal. Abstentions and broker non-votes are counted in the number of shares present in person or represented by proxy for purposes of determining whether a quorum is present, but not for purposes of election of directors, approving the amendment to the Company's 1997 Stock Option Plan or ratification of the selection of independent accountants.

    Management of the Company ("Management"), together with members of the Board of Directors of the Company, in the aggregate, directly or indirectly controlled approximately 59.7% of the Shares outstanding on the Record Date.

    Shareholders of record on the Record Date are entitled to cast their votes in person or by properly executed proxy at the Annual Meeting. The presence, in person or by properly executed proxy, of a majority of the Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present at the time the Annual Meeting is convened, the Company may adjourn or postpone the Annual Meeting.

    All Common Stock represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not properly revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted FOR Proposal 1 for the election of the Board's director nominees, FOR Proposal 2 for the ratification of the recommended independent accountants and FOR Proposal 3 for the amendment to the Company's 1997 Stock Option Plan. The Board of Directors of the Company does not know of any matters, other than the matters described in the Notice of Annual Meeting attached to this Proxy Statement, that will come before the Annual Meeting.

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the Annual Meeting, a written notice of revocation bearing a date later than the date of the proxy, (ii) duly executing and dating a subsequent proxy relating to the Common Stock and delivering it to the Secretary of the Company at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to: Corporate Secretary, Young Innovations, Inc., 13705 Shoreline Court East, Earth City, Missouri 63045 (telephone number (314) 344-0010).

    The proxies are solicited by the Board of Directors of the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or facsimile transmission, by directors, officers or regular employees of the Company or persons employed by the Company for the purpose of soliciting proxies. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of Common Stock held of record by such persons, and will be reimbursed for expenses incurred therewith. The cost of solicitation of proxies will be borne by the Company.
                                 ---------------

               The date of this Proxy Statement is April 2, 1999.

                        PROPOSAL 1: ELECTION OF DIRECTORS

    Pursuant to the By-laws of the Company, the Company's Directors are elected annually and hold office until their successors are duly elected and qualified.

    The following table sets forth the names, ages, principal occupations and other information respecting the director nominees, each of whom is a current director of the Company:


                                                              PRINCIPAL OCCUPATION
                  DIRECTOR                AGE                  DURING PAST 5 YEARS

          George E. Richmond......        65   President of Young Dental Manufacturing Company
                                               ("Young Dental") (predecessor to the Company) from
                                               1961 until 1997. Chief Executive Officer
                                               and a Director of the Company since its organization
                                               in 1995 and Chairman of the Board since 1997. Director
                                               of UMB Bank of St. Louis, National Association.

          Alfred E. Brennan.......        46   President since July 1998, Chief Operating Officer of the
                                               Company since October 1997, and Director of the Company
                                               since August 1997. Senior Associate of Dewar
                                               Sloan from 1995 until October 1997. President of the
                                               Dental Instrument Division of DENTSPLY International,
                                               Inc. from 1991 to 1994. Director of Unico Systems Inc.

          Arthur L. Herbst, Jr (1).      35    Chief  Financial  Officer since  February  1999,  Executive Vice
                                               President  of  Strategic  Planning  since  October  1998  and  a
                                               Director of the Company since November
                                               1997. Vice President and Portfolio  Manager with Roberts,  Glore
                                               & Co. since  September  1995.  Director of Corporate  Finance of
                                               DENTSPLY International,  Inc. from May 1993 through August 1995.
                                               Treasurer  of GENDEX  Corp.  From
                                               November 1990 to June 1993.

          Richard G. Richmond.....        44   Vice President since February 1999, Secretary and a
                                               Director of the Company since 1995, President of Young Dental since July 1997 and a Director of Young Dental since June 1989.
                                               Mr. Richmond is George Richmond's son.
          Richard P. Conerly(2)(3)        74   Director of the Company since August 1997. Retired
                                               since 1994. Chairman and Chief Executive Officer of
                                               Orion Capital Inc., a private investment company, from
                                               1987 to 1994. Director of LaBarge, Inc. ("LaBarge").

          Craig E. LaBarge(2).....        48   Director of the Company since August 1997. Chief
                                               Executive Officer of LaBarge since 1991 and President
                                               of LaBarge since 1986. Director of LaBarge and TALX
                                               Corporation.

          Connie H. Drisko, DDS(3)        58   Director of the Company since January 1998. Professor
                                               and Chairperson of the Department of Periodontics,
                                               Endodontics and Dental Hygiene at the University of
                                               Louisville School of Dentistry since September 1993;
                                               held teaching position in Periodontic Department,
                                               University of Missouri Kansas City for ten years prior.

          James R. O'Brien(2).....        58   Director of the Company since October 1998. Managing
                                               Director of The Wellston Group since 1995. President and Chief
                                               Operating  Officer  of  Swingster Company from 1994 through 1995.
                                               President  of multiple  divisions of   FIGGIE   International, a
                                               Fortune  500  company,  from 1986
                                               through 1994.


----------
(1) Mr. Herbst's title was Executive Vice President of Strategic Planning and Corporate Development at December 31, 1998.
(2) Member of Audit Committee.
(3) Member of Compensation Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1 TO APPROVE THE BOARD OF DIRECTORS' SLATE OF NOMINEES STANDING FOR ELECTION.

        INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

    The Board of Directors met six times during 1998. All directors attended at least 75% of the meetings of the Board and of the committees upon which they served.

COMPENSATION OF DIRECTORS

    Full-time employees of the Company who serve as directors receive only reimbursement of expenses incurred in attending meetings. Effective November 1997, the Company adopted its 1997 Stock Option Plan pursuant to which each non-employee Director of the Company received a grant of an option to purchase up to 5,000 shares of the Company's common stock.

COMMITTEES

    The Board of Directors has had standing Audit and Compensation Committees since November 1997.

    The Audit Committee met twice during 1998. The Committee is composed of Richard P. Conerly, Chairman, Craig E. LaBarge, and James R. O'Brien. The Committee's responsibilities include evaluation of significant matters relating to the audit and internal controls of the Company and review of the scope and results of audits by the independent auditors.

    The Compensation Committee met one time during 1998. The Committee is composed of Richard P. Conerly, Chairman and Connie H. Drisko. The Committee reviews the Company's remuneration policies and practices, including executive salaries, compensation and other employee benefits, and administers the Company's 1997 Stock Option Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During fiscal 1998, non-employee directors Richard P. Conerly and Connie H. Drisko served as members of the Compensation Committee. None of the Compensation Committee members or named Executive Officers have any relationship that must be disclosed under this caption.

EXECUTIVE OFFICERS

    The executive officers of the Company, their ages as of March 31, 1999 and their positions with the Company are set forth below All officers serve at the pleasure of the Board of Directors.


                           NAME                AGE                  POSITION

                   George E. Richmond...        65   Chairman of the Board, Chief
                                                     Executive Officer and Director

                   Alfred E. Brennan....        46   President, Chief Operating
                                                     Officer and Director

                   Arthur L. Herbst, Jr.        35   Executive Vice President of Strategic Planning,
                                                     Chief Financial Officer and Director

                   Richard G. Richmond..        44   Vice President,  Secretary and Director; President of Young
                                                     Dental

                   Eric R. Stetzel......        43   Vice  President  since  February  1999,  President of Young
                                                     Acquisitions
                                                     Company since February 1998,  President of Panoramic Rental
                                                     Corp since April 1998

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table summarizes the annual and long-term compensation earned or awarded to the Company's Chief Executive Officer and each of the Company's five other most highly compensated executive officers for the last three fiscal years.





                                                                                     LONG-TERM
                                                                                COMPENSATION AWARDS
                                                                                     SECURITIES
                                                             ANNUAL                  UNDERLYING
                                                          COMPENSATION                OPTIONS

            NAME AND PRINCIPAL POSITION     YEAR     SALARY       BONUSES(1)

            George E. Richmond              1998     $214,400        $ 70,720
            Chief Executive Officer         1997      214,400          15,218
                                            1996      213,812          23,191
            Alfred E. Brennan               1998     $217,115        $ 30,000
            President and Chief             1997      101,065             915           60,000
            Operating Officer(2)
            Arthur L. Herbst, Jr.(3)        1998     $ 42,404        $ 12,000           75,000
            Executive Vice President of
            Strategic Planning and Chief
            Financial Officer
            Richard G. Richmond             1998     $150,000        $ 49,742
            Secretary                       1997      111,488          11,421           32,000
                                            1996       92,818          10,741
            Michael W. Eggleston(4)         1998     $115,679        $      0
                                            1997      111,488           7,913           32,000
                                            1996       92,818          10,641

            Eric R. Stetzel(5)              1998     $ 140,000       $  60,000          16,000



(1) Annual bonus amounts were earned and accrued during the fiscal years indicated and paid in the following years.
(2) Mr. Brennan became an employee of the Company in October 1997. Amounts indicated for 1997 include payments made by the Company for consulting services prior to Mr. Brennan's employment.
(3) Mr. Herbst became an employee of the Company in October 1998. Mr. Herbst's title was Executive Vice President of Strategic Planning and Development at December 31, 1998.
(4) Mr. Eggleston was Vice President, Treasurer, and Chief Financial Officer until leaving the Company in January 1999.
(5) Mr. Stetzel joined the Company in February 1998 as President of Young Acquisitions Company and became a Vice President of the Company in February 1999.

OPTIONS/SAR GRANTS

    The following table sets forth certain information with respect to options to purchase Common Stock granted during the fiscal year ended December 31, 1998 to each of the named executive officers who received option grants.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                INDIVIDUAL GRANTS


                           Number of      % of Total
                           Securities   Options/                                    Potential Realizable
                           Underlying   SAR'sGranted to   Exercise                  Value at Assumed
                            Options/       Employees        Price                   Price Appreciation
                             SAR's      in Fiscal            Per       Expiration   for Option Term(2)
          Name            Granted #(1)  Year                  Share           Date    5%($)(3)    10%($)(4)

  Arthur L. Herbst Jr.       27,000         20.3%        $ 13.00       12/02/08     $  220,860    $   559,440
                             48,000         36.1%        $ 13.875      10/02/08     $  418,800    $1,061,520

  Eric R. Stetzel            16,000         12.0%        $ 17.00       02/27/08     $  171,040    $   433,440


(1) No stock appreciation rights ("SAR's") were granted in 1998.
(2) The values shown are based on the indicated assumed annual rates of appreciation compounded annually. Actual gains realized, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the values shown in this table will be achieved.
(3) Represents an assumed market price per share of Common Stock of $21.18 for options expiring 12/2/08, $22.60 for options expiring 10/2/08, and $27.69 for options expiring 2/27/08.
(4) Represents an assumed market price per share of Common Stock of $33.72 for options expiring 12/2/08, $35.99 for options expiring 10/2/08, and $44.09 for options expiring 2/27/08.

Option/SAR Exercises

    The following table sets forth certain information with respect to the exercise of options to purchase Common Stock during the year ended December 31, 1998, and the unexercised options held and the value thereof at that date, by each of the named executive officers.

              AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTIONS/SAR VALUES


                                                                                  Value of Unexercised
                             Shares               Number of Securities Underlying In-the-Money
                            Acquired     Value    Unexercised Options SAR's at    Options SAR's at Fiscal
                           on Exercise  Realized  Fiscal Year-end(#)               Year-end ($)(1)
                                                  -----------------------------   ---------------

            Name                 #          $       Exercisable  Unexercisable     Exercisable  Unexercisable
            ----           -----------  --------  -------------  -------------   -------------  -------------

   Alfred E. Brennan...         0            0         15,000        45,000          $16,875       $ 50,625
   Richard G. Richmond.         0            0              0        32,000                0       $ 36,000
   Michael W. Eggleston         0            0              0        32,000                0       $ 36,000
   Arthur L.  Herbst  Jr.       0            0         18,750        56,250              844       $  2,531
   Eric R. Stetzel. . . .            0       0              0        16,000                0       $      0


----------
(1) Based on the closing price of the Company's stock as quoted on the NASDAQ National Market as of December 31, 1998, of $13.125.

EMPLOYMENT AGREEMENTS

    In October 1997, the Company entered into an employment agreement with Alfred E. Brennan pursuant to which Mr. Brennan agreed to serve as the Company's Senior Vice President and Chief Operating Officer. The employment agreement initially expired December 31, 1998, was renewed for a one year term commencing January 1, 1999, and is automatically renewable thereafter for an indefinite number of successive one year terms until cancelled by either party. Mr. Brennan's minimum annual base salary under the agreement is $180,000.

REPORT ON EXECUTIVE COMPENSATION

     Executive compensation for 1998 was fixed by the Compensation Committee of the Company's Board of Directors. In developing the Company's executive compensation policies, the Committee has two principal objectives: 1) attracting, rewarding and retaining officers who possess outstanding talent, and 2) motivating the officers to achieve short-term and long-term corporate objectives that enhance shareholder value. Following annual reviews the Committee authorizes appropriate changes as determined by the three primary components of executive compensation, which are: a) base salary, b) performance-based annual incentive bonus and c) long-term stock-based awards.

     In evaluating and setting the three components of compensation for executive officers, including the Chief Executive Officer of the Company, the Committee considers: individual responsibilities, including changes which may have occurred since the prior review; individual performance in fulfilling responsibilities and achieving the Company's financial goals for the year; relative contributions of the individual to the results of operations; the impact of operating conditions; the effect of economic changes on salary structure; comparisons with compensation paid to individuals with similar skills and experience; and, comparisons with compensation paid by similarly situated companies. Such considerations are subjective, and specific measures are not used in the review process.


                                Richard P. Conerly, Chairman
                                Connie H. Drisko



                                PERFORMANCE GRAPH

     The following graph and table compare the cumulative total shareholder return on the Company's Common Stock from November 4, 1997, the date of the initial public offering of the Common Stock, through December 31, 1998, with the Russell 2000 Index, the NASDAQ Stock Market Composite Index for United States Companies, an old industry peer group and a new industry peer group. In its Proxy Statement for its 1997 Annual Meeting of Shareholders, the Company used comparisons only to the NASDAQ Index and the old industry peer group. The Company believes the comparisons to the Russell 2000 Index and the new industry peer group provide more meaningful comparisons than the NASDAQ Index and the old industry peer group because they are more reflective of companies with comparable market capitalizations to that of the Company. The comparisons reflected in the table and graph, however, are not intended to forecast the future performance of the Common Stock and may not be indicative of such future performance. The table and graph assume an investment of $100 in the Common Stock and in each index on November 4, 1997 and the reinvestment of all dividends; the beginning price for the Company's Common Stock is $12, the price at which Shares were sold in its initial public offering.

                                    [GRAPH]














                                              Cumulative Total Return
             ------------------------------------------------------------------------------
                                              11/4/97    12/97   3/98   6/98   9/98  12/98
             YOUNG INNOVATIONS, INC.             100      150     129    128    117    109
             NEW PEER GROUP(1)                   100      108     118    105     84    111
             OLD PEER GROUP(2)                   100      107     117    116     96    123
             NASDAQ STOCK MARKET (U.S.)          100       99     116    119    108    139
             RUSSELL 2000                        100      101     111    108     86    100


----------

(1) Comparable New Peer Group Composite is a weighted average index based on market capitalization. The Composite includes Dentsply International, Inc., Sybron International Corporation, American Dental Technologies, Inc., Zila, Inc. and Schick Technologies, Inc.

(2) Comparable Old Peer Group Composite is a weighted average index based on market capitalization. The Composite includes Dentsply International, Inc., Sybron International Corporation, Patterson Dental Company and Henry Schein, Inc.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        Solutions in 3D, Inc. ("3D"), a manufacturer of plastic resin prototypes, leases space from the Company at its premises in Earth City at a rental of $750 per month. George Richmond and Michael Eggleston own 52.5% and 15.0%, respectively, of the outstanding common stock of 3D. The Company has, from time to time, loaned money to 3D which, as of December 31, 1998, aggregated $48,000 with interest payable monthly at the prime rate of a local bank; the note evidencing the loan has no maturity date and is unsecured. The highest principal balance of the loan at any time during 1998 was $48,000. 3D's business is primarily with unrelated third parties. In 1998, the Company paid an aggregate of $13,982 for plastic resin prototyping services provided to the Company. 3D leases space from the Company and the Company may continue to loan 3D money from time to time and purchase services from 3D.
        George Richmond is a 40% minority shareholder and former officer and director of Earth City Technologies ("Technologies"), a company located in Fenton, Missouri. Technologies repairs damaged scalers for the Company returned by its customers and sells scaler parts. Total amounts paid to Technologies for repairs/parts in 1998 were $6,734. Technologies purchases certain products and components from the Company from time to time. Total amounts billed to Technologies in 1998 were $53,761. Mr. Richmond is currently not an officer, director or employee of Technologies and plays no role in its management. The Company believes that arrangements with Technologies are on terms to the Company as favorable as could be obtained from unaffiliated third parties.

          The Company has adopted a policy that all transactions between the Company and any affiliated party will be approved by a majority of all members of the Company's Board of Directors and by a majority of the independent and disinterested Directors and will continue to be on terms no less favorable to the Company than terms the Company believes would be available from unaffiliated third parties.


        SECURITIES OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

        The following tabulation sets forth information as of March 19, 1999, concerning the ownership of Common Stock by each Director, each of the executive officers named in the Summary Compensation Table included in this Proxy Statement, all Directors and executive officers as a group, and all persons known by the Company to be the beneficial owners of five percent or more of the Common Stock. On March 19, 1999, there were 6,722,796 shares of Common Stock issued and outstanding. The address of each Director and executive officer listed below is Young Innovations, Inc., 13705 Shoreline Court East, Earth City, Missouri 63045.


                                                              AMOUNT OF SHARES         PERCENT
                                 NAME AND ADDRESS           BENEFICIALLY OWNED(1)     OF CLASS

                    George E. Richmond(2)                         3,295,065             48.3%

                    Richard G. Richmond(3)(4)                       625,994               9.2

                    Alfred E. Brennan(5)                             30,000                 *

                    Richard P. Conerly(6)                            10,000                 *

                    Craig E. LaBarge(7)                               5,000                 *

                    Arthur L. Herbst, Jr.(8)                         46,800                 *

                    Connie H. Drisko (7)                              5,000                 *

                    James R. O'Brien(7)                               5,000                 *

                    Eric R. Stetzel (9)                              50,000                 *

                    All directors  and executive  officers        4,072,859              59.7
                    as a group (9 persons)

                    Charles M. Royce (10)                           377,000               5.6
                        Royce & Associates, Inc.
                        Royce Management Company
                        1414 Avenue of the Americas
                        New York, NY 10019

                    Wasatch Advisors Inc. (10)                      384,500               5.7
                        150 Social Hall Avenue
                        Salt Lake City, UT 84111



   ----------
     * Less than 1.0%.

(1) Beneficial ownership of shares, as determined in accordance with applicable Securities and Exchange Commission rules, includes shares as to which a person has or shares sole voting power and/or investment power. Except as otherwise indicated, all shares are held of record with sole voting and investment power. Pursuant to the rules of the Securities and Exchange Commission, certain shares of the Company's Common Stock which a person has the right to acquire within 60 days pursuant to the exercise of stock options and warrants are deemed to be outstanding for the purpose of computing beneficial ownership and the percentage ownership of that person, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. All directors and executive officers as a group hold  options to purchase  an  aggregate  of 104,500  shares of Common
    Stock.
(2) Includes 2,388,285 shares held in a revocable trust as to which Mr. Richmond has sole voting and dispositive power and 906,780 shares held in a trust as to which Mr. Richmond is a co-trustee and has sole voting power and shared dispositive power. Excludes 1,735 shares owned by Mr. Richmond's spouse.
(3) Includes 87,549 shares owned directly by Mr. Richard Richmond, 176,815 shares held in a trust for his benefit of which Mr. Richmond is a co-trustee and has shared voting and dispositive powers, and 353,630 shares held in two other trusts in which Mr. Richmond is not a beneficiary but is a co-trustee, and has shared voting and dispositive powers. Mr. Richmond disclaims beneficial ownership in the 353,630 shares held in the trusts in which he is not a beneficiary.
(4) Includes 8,000 shares of Common Stock issuable to Mr. Richmond upon exercise of stock options currently exercisable. Excludes 24,000 shares of Common Stock subject to stock options issued to Mr. Richard Richmond which will become exercisable ratably over the next three years.
(5) Includes 30,000 shares of Common Stock issuable to Mr. Brennan upon exercise of stock options currently exercisable. Excludes 30,000 shares of Common Stock subject to stock options which will become exercisable ratably over the next two years.
(6) Includes 5,000 shares owned directly by Mr. Conerly and 5,000 shares of Common Stock issuable to Mr. Conerly upon exercise of stock options.
(7) Includes 5,000 shares of Common Stock issuable to Messrs. LaBarge and O'Brien and Ms. Drisko upon exercise of stock options.
(8) Includes 3,300 shares owned directly by Mr. Herbst, 5,000 shares of Common Stock issuable upon exercise of stock options originally issued to Mr. Herbst as a non-employee Director, 37,500 shares of Common Stock issuable to Mr. Herbst as an employee upon exercise of stock options currently exercisable and 1,000 shares owned by Mr. Herbst's daughters over which Mr. Herbst has voting and dispositive powers. Excludes 1,250 shares owned by Mr. Herbst's spouse and 37,500 shares of Common Stock subject to stock options which will become exercisable ratably over the next two years.
(9) Includes 46,000 shares owned directly by Mr. Stetzel and 4,000 shares of Common Stock issuable to Mr. Stetzel upon exercise of stock options currently exercisable. Excludes 12,000 shares of Common Stock subject to stock options issued to Mr. Stezel which will become exercisable ratably over the next three years.
(10) Based solely upon information contained in Schedule 13G filed with the Securities and Exchange Commission.



             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Company's common stock, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission. Based on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that all forms were filed in a timely manner during fiscal 1998.



                 PROPOSAL 2: APPOINTMENT OF INDEPENDENT AUDITORS

    Arthur Andersen LLP has been appointed to serve as the independent auditors for the Company and its subsidiary corporations for the fiscal year ending December 31, 1999. The appointment is being submitted to the shareholders for ratification.

    Arthur Andersen LLP has served as the independent auditors for the Company and its predecessor since 1994.

    Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting to respond to shareholders' questions and to have the opportunity to make any statements they consider appropriate.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 2 FOR THE RATIFICATION OF ITS SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS TO AUDIT THE ACCOUNTS OF THE COMPANY AND ITS SUBSIDIARIES FOR 1999.

          PROPOSAL 3: AMENDMENT TO THE COMPANY'S 1997 STOCK OPTION PLAN

     On May 25, 1998, the Board of Directors of the Company adopted an amendment to the Company's 1997 Stock Option Plan and directed that the Stock Plan as amended be submitted to the shareholders of the Company for their approval. The amendment provides for an increase in the number of shares available under the Stock Plan by 300,000 shares. The amendment will become effective upon approval by holders of at least a majority of the shares of Common Stock voting at the Annual Meeting. The Stock Plan as amended is attached as Exhibit A to this Proxy Statement and the following summary of provisions of the Stock Plan is qualified by reference to such Stock Plan.

GENERAL

     The purpose of the Stock Plan is to promote the best interests of the Company and its shareholders by (i) attracting and retaining exceptional employees; (ii) motivating employees by aligning their interests with those of the Company's shareholders and allowing the employees to acquire a proprietary interest in the Company through the grant and exercise of options; and (iii) providing employees with a greater personal interest in the success of the Company. The purpose of the proposed amendment to the Stock Plan is to increase the number of available shares so as to enable the Company to continue the Stock Plan in future years. The Stock Plan became effective on November 4, 1997. The maximum number of shares that may be issued under the plan is now 350,000 shares of Common Stock. As of March 19, 1999, 348,400 shares of Common Stock had been issued or had been reserved for issuance under the Stock Plan. The shares currently authorized have been and, if Proposal 3 is approved, the additional shares will be registered under the Securities Act of 1933, as amended. The closing price of the Company's Common Stock on March 19, 1999 on the Nasdaq National Market was $12.00 per share.

     The Compensation Committee of the Board of Directors serves as the administrator of the Stock Plan and has the exclusive authority to determine the type of options awarded (incentive stock options ("ISO") or non-qualified stock options ("NQSO"). With the exception of options granted to members of the Compensation Committee or non-employee directors, the Compensation Committee also has the exclusive authority to (i) determine the selection of participants in the Stock Plan; (ii) make decisions concerning the timing, pricing, vesting, other restrictions, and amount of any grant of options under the Stock Plan;
(iii) interpret the Stock Plan and prescribe, amend and rescind rules and regulations relating to the Stock Plan; and (iv) make all other determinations which it deems necessary or advisable for Stock Plan administration.

OPTIONS

     Participants in the Stock Plan are those employees of the Company or its subsidiaries as may be selected from time to time by the Compensation Committee and those members of the Compensation Committee or non-employee directors of the Company as the Company's Board of Directors may select from time to time.

     Options entitle a participant to purchase shares of Common Stock at a price per share not less than the market value of the Common Stock on the date the option is granted. However, if an ISO is granted and the participant receiving the ISO owns more than 10% of the total combined voting power of all classes of stock of the Company, the purchase price shall not be less than one hundred and ten percent of the market value of the Common Stock on the date the ISO is granted.

     Unless otherwise determined by the Compensation Committee or provided in the stock option agreement relating to a particular option, employee options terminate upon the participant's termination of employment to the extent not then exercisable, and options that have become exercisable on or prior to the date of termination of employment terminate at the earlier of: (i) the 10th annual anniversary date of the granting of the option, or, if and when an ISO is granted participant owns more than 10% of the total combined voting power of all classes of stock of the Company, then on the 5th such anniversary; or (ii) the date of expiration of the option determined by the Compensation Committee at the time the option is granted and specified in such option; or (iii) where such termination of employement is by the Company for cause, as defined in the Stock Plan, the time of such termination; or (iv) where such termination occurs as a result of death or disability, one year after termination of employment; or (v) where such termination occurs other than as a result of termination for cause or death or disability, three months after termination of employment. Unless otherwise determined by the Committee, options granted under the Stock Plan will become exercisable in full in the event of a change in control, as defined in the Stock Plan. All other terms, including the time or times at which an option becomes exercisable, are determined by the Committee in its discretion.

     Options are exercisable on the terms determined by the Compensation Committee at the time of the grant. The option price is payable in full upon exercise of an option and may be paid in cash, certified check, bank draft or money order, or, if permitted by the Compensation Committee, by tendering shares of Common Stock of the Company already owned by the participant. Options granted under the Stock Plan are nontransferable and nonassignable by a participant other than by will or by the laws of descent and distribution, and, unless determined otherwise by the Compensation Committee, are exercisable during the participant's lifetime only by the participant.

CHANGE OF CONTROL

     The Stock Plan provides for the accelerated exercisability of options, unless otherwise determined by the Compensation Committee, in the event of: (i) a merger or consolidation of the Company into another entity unless after such event a majority of the voting power of the surviving or resulting entity is beneficially owned by persons who beneficially own a majority of the voting power of the Company immediately prior to such event; or (ii) the sale of all or substantially all of the assets of the Company; or (iii) the dissolution of the Company; or (iv) a change in the identity of a majority of the members of the Company's Board of Directors within any twelve-month period, which change or changes are not recommended by the incumbent directors determined immediately prior to any such change or changes.

AMENDMENT; TERMINATION

     The Board of Directors may amend or modify the Stock Plan at any time, except that no amendment or modification may in any manner affect any then outstanding option granted under the Stock Plan without the consent of the participant holding such option.

     The Board of Directors may terminate or suspend the Stock Plan at any time, except that no termination may in any manner affect any then outstanding option granted under the Stock Plan without the consent of the participant holding such option. The Stock Plan currently will terminate automatically on November 3, 2007. No options may be awarded under the Stock Plan after its termination. Termination of the Stock Plan will not alter or impair any rights or obligations under options previously granted under the Stock Plan.


FEDERAL TAX CONSEQUENCES

     Incentive Stock Options. A participant who exercises an ISO while employed by the Company or within the 3 month (1 year for disability) period after termination of employment, will not recognize any ordinary income at that time. If the shares acquired upon the exercise are not disposed of until more than 1 year after the date of the exercise, and more than 2 years after the date the ISOs were granted, the excess of the sale proceeds over the aggregate option price of such shares will be treated as long-term capital gain to the participant. If the shares acquired on exercise of the ISOs are disposed of prior to such dates (a "disqualifying disposition"), the excess of the fair market value of the shares at the time of exercise over the aggregate option price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if realized, would be recognized) will be ordinary income to the participant at the time of such disqualifying disposition. The Company will be entitled to a federal tax deduction in a like amount, subject to the limitation on deductions discussed below. If an ISO is exercised more than 3 months (1 year for disability) after termination of employment, the participant will recognize ordinary income equal to the difference between the option price and the fair market value of the stock received on the date of exercise. The Company would be allowed a deduction for a like amount in such case, subject to the limitation on deductions discussed below.

     For purpose of the alternative minimum tax on individuals, on exercise of an ISO, the difference between the fair market value of the stock on the date of exercise and the amount paid for the stock will be treated as taxable.

     A participant does not recognize any taxable income on the grant for exercise of an ISO. However, if there is a disqualifying disposition of stock received on the exercise of an ISO, the Company may deduct from income in the year of the disqualifying disposition an amount equal to the amount that the participant recognizes as ordinary income due to the disqualifying disposition, subject to the limitation on deductions discussed below.

     Nonqualified Stock Options. A participant will not realize any income at the time an NQSO is granted, nor will the Company be entitled to a deduction at that time. Upon exercise of an NQSO, the participant will recognize ordinary income (whether the NQSO price is paid in cash or by the surrender of previously owned common stock) in an amount equal to the difference between the option price and the fair market value of the shares to which the NQSO pertains. The Company will be entitled to a tax deduction in an amount equal to the amount of ordinary income realized by the participant, subject to the limitation on deductions discussed below.

     Limitation on Deductions. Section 162(m) of the Internal Revenue Code of 1986, as amended, limits to $1 million per year the federal income tax deduction available to a public company for compensation paid to its chief executive officer or any of its other four highest paid officers unless certain requirements are met. The Stock Plan does not meet the requirements of Section 162(m) and it is possible that certain compensation paid under the Stock Plan would not be deductible in the future. However, the Company currently believes that all amounts under the Stock Plan will be deductible because the compensation of the officers will either not exceed the limit under Section 162(m) or part of the compensation will be paid under other plans which meet the requirements of Section 162(m).

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 3 TO AMEND THE COMPANY'S 1997 STOCK OPTION PLAN.


                              SHAREHOLDER PROPOSALS

    Shareholder proposals intended to be presented at the 2000 Annual Meeting of Shareholders of the Company must be received by the Company at its address stated above by December 11, 1999 to be considered for inclusion in the Company's Proxy Statement and Proxy relating to such meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

    In order for a Shareholder to bring other business before the 2000 Annual Meeting of Shareholders, timely notice must be given to the Company within the time limits set forth above. Such notice must include a description of the proposed business and the reasons therefor. The Board or the presiding officer at the Annual Meeting may reject any such proposals that are not made in accordance with these procedures or that are not a proper subject for Shareholder action in accordance with applicable law. These requirements are separate from the procedural requirements a Shareholder must meet to have a proposal included in the Company's proxy statement.

    In each case the notice must be provided to the Company at its principal office in St. Louis, Missouri. Any Shareholder desiring a copy of the Company's Bylaws will be furnished a copy without charge upon the submission of a written request to the Company.

    If the date of the 2000 Annual Meeting of Shareholders is advanced or delayed by more than 30 calendar days from the date of the 1999 Annual Meeting of Shareholders, the Company will make a timely disclosure of such date change and the impact of such date change on the submission deadlines set forth above in its first quarterly report on Form 10-Q following such date change, or, if impracticable, by any means reasonably calculated to inform shareholders.

                                  OTHER MATTERS

    The Board of Directors does not intend to present to the Annual Meeting any business other than the items stated in the "Notice of Meeting of Shareholders" and does not know of any other matters to be brought before or voted upon at the meeting other than those referred to above. If any other matters properly come before the meeting, it is the intention of the proxies named in the enclosed Proxy to vote the shares represented thereby with respect to such matters in accordance with their best judgment.

                                              By Order of the Board of Directors

                                              Arthur L. Herbst, Jr.
                                              Chief Financial Officer

The Company will furnish without charge to each person whose proxy is solicited, and to each person representing that as of the record date for the meeting he or she was a beneficial owner of shares entitled to be voted at the meeting, on written request, a copy of the Company's 1999 Annual Report on Form 10-K to the Securities and Exchange Commission, including the financial statements and schedules thereto. Such written request should be directed to Young Innovations, Inc., Attention: Mr. Arthur L. Herbst, Jr., Chief Financial Officer, 13705 Shoreline Court East, Earth City, Missouri 63045.

                                    EXHIBIT A


                             YOUNG INNOVATIONS, INC.

                       1997 STOCK OPTION PLAN, AS AMENDED

         1.       PURPOSE.

         The Plan has been  established  to promote  the best  interests  of the
Company and its shareholders by: 1) attracting and retaining exceptional Employees; 2) motivating Employees by aligning their interests with those of the Company's shareholders and allowing the Employees to acquire a proprietary interest in the Company through the grant and exercise of options; and 3) providing Employees with a greater personal interest in the success of the Company.

         2.       ADMINISTRATION.

                  (a) Except as set forth in paragraph 2(c), the Plan shall be administered by the Compensation Committee. The selection of participants in the Plan and decisions concerning the timing, pricing, vesting, other restrictions, and amount of any grant of options under the Plan shall be made by the Compensation Committee. Except as set forth in paragraph 2(c), the Compensation Committee shall interpret the Plan, prescribe, amend, and rescind rules and regulations relating to the Plan, and make all other determinations which it deems necessary or advisable for its administration. The decision of the Compensation Committee on any question concerning the interpretation of the Plan or any option granted under the Plan shall be final, conclusive and binding upon all participants.

                  (b) The Compensation Committee may delegate to one or more Representatives the authority, subject to such terms and limitations as the Compensation Committee shall determine, to grant options to, or to cancel, modify, waive rights with respect to, alter, discontinue or terminate options held by participants who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act.

                  (c) With respect to any options granted to members of the Compensation Committee or to Non-Employee Directors, all authority of the Compensation Committee, including without limitation the grant of options and the administration and interpretation of the Plan, shall be exercised by the Board.

         3.       PARTICIPANTS.

         Participants in the Plan shall be such Employees as the Compensation Committee may select from time to time and such Non-Employee Directors as the Board may select from time to time. The Compensation Committee may grant options to an individual upon the condition that the individual become an Employee, provided that the option shall be deemed to be granted only on the date the individual becomes an Employee.

         4.       STOCK.

         The stock available for grants of options under the Plan shall be the Common Stock, and may be either authorized and unissued shares or treasury shares held by the Company. The total number of shares of Common Stock subject to options which may be granted under the Plan shall not exceed 650,000 shares, subject to adjustment in accordance with Section 10. No participant shall be granted, in any fiscal year of the Company, options to purchase more than 500,000 shares of Common Stock, subject to adjustment in accordance with Section
10. Shares subject to any unexercised portion of a terminated, cancelled, expired or forfeited option granted under the Plan may again be subjected to grants or awards under the Plan.

         5.       GRANT OF OPTIONS.

                  (a) General. Subject to the limitations set forth in the Plan, the Compensation Committee from time to time may grant options to such participants and for such number of shares of Common Stock and upon such other terms (including, without limitation, the exercise price, the times at which the option may be exercised, any applicable vesting requirements, and any restrictions on or repurchase rights with respect to the Common Stock issuable upon exercise) as it shall designate. Each option shall be evidenced by a stock option agreement or other contract in such form and containing such provisions as the Compensation Committee shall deem appropriate, provided that such terms shall not be inconsistent with the Plan. The Compensation Committee may designate any option granted as either an Incentive Stock Option or a Nonqualified Stock Option, or the Compensation Committee may designate a portion of an option as an Incentive Stock Option or a Nonqualified Stock Option. Any participant may hold more than one option under the Plan and any other stock option plan of the Company. The date on which an option is granted shall be the date of the authorization of the option grant by the Compensation Committee or any Representative, provided that such option is evidenced by a written agreement duly executed on behalf of the Company and on behalf of the optionee within a reasonable time after the date of such Compensation committee or Representative authorization.

                  (b) Incentive Stock Options. Any option intended to constitute an Incentive Stock Option shall comply with the following requirements in addition to the other requirements of the Plan.

                           (i) The exercise  price per share for each  Incentive
                  Stock Option granted under the Plan shall not be less than the Fair Market Value per share of Common Stock on the date the option is granted; provided that no Incentive Stock Option shall be granted to any participant who owns (within the meaning of Section 424(d) of the Code) stock of the Company, or any Parent or Subsidiary, possessing more than 10% of the total combined voting power of all classes of stock of such Company, Parent or Subsidiary unless, at the date of grant of an option to such participant, the exercise price for the option is at least 110% of the Fair Market Value of the shares subject to option and the option, by its terms, is not exercisable more than five years after the date of grant;

                           (ii) The aggregate Fair Market Value of the underlying Common Stock at the time of grant as to which Incentive Stock Options under the Plan (or a plan of a Subsidiary) may first be exercised by a participant in any calendar year shall not exceed $100,000 (to the extent that an option intended to constitute an Incentive Stock Option shall exceed the $100,000 limitation, the portion of the option that exceeds such limitation shall be deemed to constitute a Nonqualified Stock Option); and

                           (iii) An Incentive Stock Option shall not be exercisable after the tenth anniversary of the date of grant or such lesser period as the Compensation Committee may specify from time to time.

                  (c) Nonqualified Stock Options. A Nonqualified Stock Option shall be exercisable for a term not to exceed 10 years, or such lesser period as the Compensation Committee shall determine, and shall be on such other terms and conditions as the Compensation Committee shall determine.

         6.       PAYMENT FOR SHARES.

         The purchase price for shares of Common stock to be acquired upon exercise of an option granted hereunder shall be paid in full, at the time of exercise, in any of the following ways:

                             (i) In cash; or

                            (ii) By certified check, bank draft or money
                  order; or

                           (iii) If the  Compensation  Committee  so approves at
                  the time of exercise, by tendering to the Company shares of Common Stock then owned by the participant, duly endorsed for transfer or with duly executed stock power attached, which shares shall be valued at their Fair Market Value as of the date of such exercise and payment; or

                           (iv) If the Compensation Committee so approves at the
                  time of exercise, by delivery to the Company of a properly executed exercise notice, acceptable to the Company, together with irrevocable instructions to the participant's broker to deliver to the Company a sufficient amount of cash to pay the exercise price and any applicable income and employment withholding taxes, in accordance with a written agreement between the Company and the brokerage firm ("Cashless Exercise") if, at the time of exercise, the Company has entered into such an agreement.

         7.       WITHHOLDING TAXES.

                  (a) The Company shall have the right to withhold from a participant's compensation or require a participant to remit sufficient funds to satisfy applicable withholding for income and employment taxes upon the exercise of an option. If the Compensation Committee so approves at the time of such exercise, 1) a participant may make an election, notice of which shall be in writing and promptly delivered to the Compensation Committee, to tender previously-acquired shares of Common Stock or have shares of Common Stock withheld from the exercise of an option, provided that the shares have an aggregate Fair Market Value on the date of such exercise sufficient to satisfy in whole or in part the applicable withholding taxes, or 2) the Cashless Exercise procedure described in Section 6 may be utilized to satisfy the withholding requirement.

                  (b) Except as permitted under Rule 16b-3 promulgated under the Exchange Act, a participant subject to the insider trading restrictions of
Section 16(b) of the Exchange Act may use Common Stock to satisfy the applicable withholding requirements only if such election is made at least six months prior to the date of the exercise.

         8.       NON-ASSIGNABILITY.

         Unless determined otherwise by the Committee, no Incentive Stock Option or Nonqualified Stock Option (or any rights or obligations related thereto) shall be transferable by a participant except by a Will or by the laws of descent and distribution. Unless determined otherwise by the Committee, during the lifetime of a participant, an option shall be exercised only by the participant.

         9.       TERMINATION OF EMPLOYMENT.

         Unless otherwise determined by the Compensation Committee or provided in the stock option agreement relating to a particular grant of an option:

                           (i) If,  prior to the date  that  such  option or any
                  portion thereof shall first become exercisable, the participant's Employment shall be terminated for any reason, with or without Cause, including by the voluntary act, death, Disability, or retirement of the participant, the participant's right to exercise the option or any portion thereof shall terminate and all rights thereunder shall cease;

                           (ii) If, on or after the date that such option or any
                  portion thereof shall first become exercisable, a participant's Employment shall be 'terminated by the Company for Cause, the participant's right to exercise the option or any portion thereof shall terminate and all rights thereunder shall cease;

                           (iii) If, on or after the date that such option shall
                  first become exercisable, a participant's Employment shall be terminated due to death or Disability, the participant or the executor or administrator of the estate of the participant or the person or persons to whom the option shall have been transferred by will or by the laws of descent and distribution (as the case may be) , shall have the right, prior to the earlier of (i) the expiration of the option or (ii) one year from the date of the participant's death or termination due to such Disability, to exercise the option to the extent that it was exercisable and unexercised on the date of death or Disability, subject to any other limitation on the exercise of the option in effect on the date of exercise; and

                           (iv) If, on or after the date that such option  shall
                  first become exercisable, a participant's Employment shall be terminated for any reason other than for Cause or due to the participant's death or Disability, the participant shall have the right, prior to the earlier of (i) the expiration of the option or (ii) three months after such termination of Employment, to exercise the option to the extent that it was exercisable and is unexercised on the date of such termination of Employment, subject to any other limitation on the exercise of the option in effect on the date of exercise; and

The provisions of the preceding clauses (iii) and (iv) shall not apply to the extent that the shares subject to the option are subject to forfeiture or repurchase by the Company as a result of the termination of the participant's employment.

         10.      ADJUSTMENTS.

                  (a) In the event that the Compensation Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property) , recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Compensation Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Compensation Committee shall, in such manner as it may deem equitable, adjust any or all of 3 the number and type of shares of Common Stock which thereafter may be made the subject of options, 4 the number and type of shares of Common Stock subject to outstanding options, and 5 the exercise price with respect to any option, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding option; provided, however, in each case, that with respect to Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422 of the Code or any successor provision thereto; and provided further, however, that the number of shares of Common Stock subject to any option shall always be a whole number.

                  (b) In the event of a Change in Control, unless otherwise determined by the Compensation Committee, all outstanding options under the Plan immediately shall become exercisable in full, regardless, of any installment provision applicable to such option.

         11.      RIGHTS PRIOR TO ISSUANCE OF SHARES.

         No participant shall have any rights as a shareholder with respect to any shares covered by an option grant until the issuance of a stock certificate to the participant for such shares. No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date such certificate is issued.

         12.      TERMINATION AND AMENDMENT.

                  (a) The Board may terminate the Plan, or the granting of options, at any time. No options shall be granted under the Plan after the tenth
(10th) anniversary of the date of the adoption of this Plan by the Board. Termination of the Plan shall not affect the rights of the holders of any options previously granted.

                  (b) The Board may amend or modify the Plan at any time and from time to time. No amendment, modification, or termination of the Plan shall in any manner affect any then outstanding option granted under the Plan without the consent of the participant holding same.

         13.      EFFECT ON EMPLOYMENT.

         Neither the adoption of the Plan nor the granting of any option pursuant to it shall be deemed to create any right in any individual to be retained as an Employee.

         14.      COMPLIANCE WITH SECURITIES, TAX AND OTHER LAWS.

         Notwithstanding anything contained herein to the contrary, the Company's obligation to sell and deliver Common Stock pursuant to the exercise of an option is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities or such other laws or regulations as the Company deems necessary or advisable. As a condition to the delivery of any Common Stock pursuant to the exercise of an option, the Company may require a participant, or any person acquiring the rights with respect to such option, to make any representation or warranty that the Company deems to be necessary under any applicable securities, tax, or other law or regulation.

         15.      CERTAIN DEFINITIONS.

         "Board" means the Board of Directors of- the Company.

         "Cause" with -respect to any participant has the meaning set forth in the participant's written employment agreement with the Company, or if no such agreement exists or if "Cause" is not defined in such agreement, then "Cause" means 6 the participant's conviction (including a plea of nolo contenders) of a felony or any other crime involving moral turpitude, unethical business conduct, or dishonesty involving the Company or persons having business dealings with the Company, or 7 any dishonest or unethical conduct by the participant which in the judgment of a majority of the Board (with the participant not voting) may reasonably be expected to materially adversely affect the Company's business, or 8 the participant's inability, for any reason, to fully perform the participant's normal employment duties for a period of ninety (90) consecutive calendar days or for a total of thirty (30) business days in any six (6) month period, or 9 such other reason as constitutes "cause" under the common law of Missouri as then in effect.

         "Change in Control" means 1 a merger or consolidation of the Company with or into any other entity unless after such event at: least a majority of the voting power of the surviving or resulting entity is beneficially owned by persons who beneficially own a majority of the voting power of the Company immediately prior to such event, or 2 the sale of all or substantially all the assets of the Company, or 3 the dissolution of the Company, or 4 a change in the identity of a majority of the members of the Company's Board of Directors within any twelve-month period, which change or changes are not recommended by the incumbent directors determined immediately prior to any such change or changes.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Common Stock" means the common stock of the Company, par value $0.01 per share.

         "Company" means Young Innovations, Inc., a Missouri corporation.

         "Compensation Committee" means the Compensation Committee of the Board, or with respect to any time when there is no such committee, the Board.

         "Disabled" or "Disability" means permanently disabled as defined in
Section 22(e)(3) of the Code.

         "Employee" means an individual with an "employment relationship" with the Company, or any Parent or Subsidiary, as defined in Regulation 1.421-7(h) promulgated under the Code, and shall include, without limitation, employees who are directors of the Company, or any Parent or Subsidiary.

         "Employment" means the state of being an Employee.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" means the average of the high and low sale prices, or the average of the closing bid and asked prices, as the case may be, per share of the Common Stock reported in the Wall Street Journal for the last preceding day on which the Common Stock was traded prior to the date with respect to which Fair Market Value is to be determined, as determined by the Compensation Committee in its sole discretion.

         "Incentive   Stock  Option"  means  an  option  intended  to  meet  the requirements of Section 422 of the Code.

         "Non-Employee Director" has the meaning set forth in Rule 16b-3.

         "Nonqualified Stock Option" means an option granted under the Plan other than an incentive Stock Option.

         "Parent" means any "parent corporation" of the Company as defined in
Section 424(e) of the Code.

         "Plan" means this 1997 Stock Option Plan, as amended.

         "Representatives" means one or more directors, officers or managers of the Company, or a committee of such directors, officers or managers, to whom the Compensation Committee has delegated any of its authority to act under the Plan.

         "Rule 16b-3" means Securities and Exchange Commission Rule 16b-3 promulgated under the Exchange Act.

         "Subsidiary" means any "subsidiary corporation" of the Company as defined in Section 424(f) of the Code.

                            YOUNG INNOVATIONS, INC.
          PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS - MAY 10, 1999 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned shareholder of YOUNG INNOVATIONS, INC. a Missouri corporation (the "Company"), hereby constitutes and appoints George E. Richmond and Richard G. Richmond, and each of them, his Attorneys and Proxies (with full power of substitution in each), and authorizes them to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 10, 1999, at 6:30 P.M. and at any adjournment thereof, and to vote the common stock of the Company held by the undersigned as designated below on proposals 1 and 2, and in their discretion on all other matters coming before the Meeting.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER, BUT IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


1.  ELECTION OF DIRECTORS:

    | | FOR all nominees listed (except as marked below)              | | WITHHOLD AUTHORITY
                                                                          to vote for all nominees listed below

          George E. Richmond, Alfred E. Brennan, Arthur L. Herbst, Jr., Richard G. Richmond,
             Richard P. Conerly, Craig E. LaBarge, Connie H. Drisko, and James R. O'Brien

(INSTRUCTION) To withhold authority to vote for any individual nominee(s), print such nominee's(s) name(s) in the space provided below:


-----------------------------------------------------------------------------------------------------------------------------------

2. TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS FOR THE COMPANY:
                  | | FOR               | | AGAINST                 | | ABSTAIN

3. TO APPROVE AN AMENDMENT TO THE COMPANY'S 1997 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE UNDER THE STOCK PLAN FROM 350,000 TO 660,000:

                  | | FOR               | | AGAINST                 | | ABSTAIN

                                 (To be signed on reverse side)

 PLEASE MARK (ON REVERSE SIDE), SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, trustee or other representative capacity, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer.

The signer hereby revokes all proxies heretofore given to vote at said meeting or any adjournment thereof.



                                   -----------------------------------------
                                            Signature of Shareholder

                                   -----------------------------------------
                                            Signature of Shareholder

                                    DATED:
                                          ----------------------------, 1999